UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 14, 2016
Facebook, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 35551	20-1665019

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1601 Willow Road
Menlo Park, California	94025

(Address of Principal Executive Offices)	(Zip Code)

(650) 543-4800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2016, Jas Athwal notified Facebook, Inc. (the "Company") of his decision to resign from his position as the Company’s Chief Accounting Officer ("CAO") after nearly nine years with the Company. Mr. Athwal's resignation will be effective February 17, 2017. Mr. Athwal will continue to serve as the Company's CAO until that date, during which time the Company expects to complete its year-end audit and file its Annual Report on Form 10-K. In the meantime, the Company plans to launch a search for a new CAO, and Mr. Athwal will assist with the transition.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date: November 18, 2016	By:	/s/ David Kling

Name: David Kling
Title: Vice President, Deputy General Counsel and Secretary